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                                                                    EXHIBIT 4.36

                                THIRD AMENDMENT
                 TO SECOND AMENDED AND RESTATED LOAN AGREEMENT


                 THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT (this "Amendment") made as of the 28th day of October, 1997, among Chancellor Media Corporation of Los Angeles, a Delaware corporation (formerly known as Evergreen Media Corporation of Los Angeles) (the "Borrower"), the financial institutions whose names appear as Lenders on the signature pages hereto (collectively, the "Lenders"), Toronto Dominion (Texas), Inc., Bankers Trust Company, The Bank of New York, NationsBank of Texas, N.A. and Union Bank of California (collectively, the "Managing Agents"), Toronto Dominion Securities (USA), Inc. (the "Syndication Agent") and Toronto Dominion (Texas), Inc., as administrative agent for the Lenders (the "Administrative Agent"),

                              W I T N E S S E T H:

                 WHEREAS, the Borrower, the Lenders, the Managing Agents, the Syndication Agent and the Administrative Agent are parties to that certain Second Amended and Restated Loan Agreement dated as of April 25, 1997, as modified and amended by that certain First Amendment to Second Amended and Restated Loan Agreement dated as of June 26, 1997, as further modified and amended by that certain Second Amendment to Second Amended and Restated Loan Agreement dated as of August 7, 1997 (as amended, the "Loan Agreement"); and

                 WHEREAS, Chancellor Media Corporation, a Delaware corporation (formerly known as Evergreen Media Corporation) (the "Parent Company") and Morris Acquisition Corporation, a Delaware corporation ("Morris"), have made a tender offer (the "Tender Offer"), disclosed in that certain Tender Offer Statement on Schedule 14D-1, dated July 18, 1997, to acquire any and all outstanding shares of common stock of Katz Media Group, Inc., a Delaware corporation ("KMG"), pursuant to the terms of that certain Merger Agreement, dated as of July 14, 1997, among the Parent Company, Chancellor Broadcasting Company, Morris and KMG (the "Merger Agreement"); and

                 WHEREAS, as of the date hereof, Chancellor Mezzanine Holdings Corporation, a Delaware corporation (formerly known as Evergreen Mezzanine Holdings Corporation) ("CMHC"), a wholly-owned direct Subsidiary of the Parent Company, owns all of the issued and outstanding common stock of the Borrower and all of the issued and outstanding Capital Stock of Morris; and

                 WHEREAS, in connection with the Tender Offer, Morris intends to purchase at least ninety percent (90%) of the issued and outstanding Capital Stock of KMG for an aggregate cash purchase price of approximately $160,000,000, which amount the Borrower desires to make available to Morris; and

                 WHEREAS, subject to the satisfactory completion of the Tender Offer and the satisfaction of the other conditions precedent of the Merger Agreement, Morris will merge with and into KMG in a Delaware "short-form" merger, with KMG being the surviving corporation (the "Merger"); and
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                 WHEREAS, as of the effective date of the Merger, CMHC will own all of the issued and outstanding Capital Stock of KMG, and KMG will own all of the issued and outstanding Capital Stock of Katz Media Services, Inc., a Delaware corporation ("KMSI"); and

                 WHEREAS, following consummation of the Merger, KMSI will merge with and into KMG, with KMG being the surviving corporation (the "KMSI Merger"); and

                 WHEREAS, as of the effective date of the KMSI Merger, KMG will own all of the issued and outstanding Capital Stock of Katz Media Corporation, a Delaware corporation ("KMC"); and

                 WHEREAS, following consummation of the KMSI Merger, CMHC and KMG will cause the merger of KMC with and into the Borrower, with the Borrower being the surviving corporation (the "KMC Merger"), in consideration of which KMC Merger the Borrower will issue to KMG shares of common stock of the Borrower representing approximately four percent (4%) of the common stock of the Borrower; and

                 WHEREAS, as of the effective date of the KMC Merger, the common stock of the Borrower will be owned approximately ninety-six percent (96%) by CMHC and approximately four percent (4%) by KMG; and

                 WHEREAS, KMC has issued those certain 10- 1/2% Senior Subordinated Notes due 2007 in the original principal amount of $100,000,000 (the "KMC Subordinated Notes"), the obligations under which KMC Subordinated Notes will be assumed by the Borrower in connection with the KMC Merger; and

                 WHEREAS, following consummation of the KMC Merger, the Borrower intends to contribute certain of the assets and liabilities of KMC (other than the KMC Subordinated Notes) to a newly formed and wholly-owned Subsidiary of the Borrower, Katz Media Corporation, a Delaware corporation, (such contribution together with the KMG Merger, the KMSI Merger, the KMC Merger and all other related transactions are hereinafter referred to as the "Katz Acquisition"); and

                 WHEREAS, the Borrower, CMHC and the Parent Company have asked and the Lenders have agreed to amend the Loan Agreement as set forth herein in order to permit consummation of the Katz Acquisition and certain other transactions contemplated in connection therewith, including, without limitation, the refinancing of KMC's existing indebtedness;

                 NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement except as otherwise defined or limited herein, and further agree as follows:

         1.      Amendments to Article 1.

                 (a) Article 1 of the Loan Agreement, Definitions, is hereby modified and amended by deleting the words "involved in the business of operating broadcast radio stations" in the last two lines of the definition of "Acquisition" and by substituting the following in lieu thereof:


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         "involved in a business as permitted to be conducted by the Borrower or its Subsidiaries by Section 5.2"

                 (b) Article 1 of the Loan Agreement, Definitions, is hereby further modified and amended by adding the following after the definition of "Acquisition":

                 "'Acquisition Date' shall mean the date on which the Katz Acquisition is consummated."

                 (c) Article 1 of the Loan Agreement, Definitions, is hereby further modified and amended by deleting the definition of "Borrower" in its entirety and by substituting the following in lieu thereof:

                 "'Borrower' shall mean Chancellor Media Corporation of Los Angeles, a Delaware corporation (formerly known as Evergreen Media Corporation of Los Angeles)."

                 (d) Article 1 of the Loan Agreement, Definitions, is hereby further modified and amended by deleting existing clause (a) of the definition of "Cash Interest Expense" and by substituting the following in lieu thereof:

                 "(a) any cash dividend on account of any Preferred Stock of the Borrower, or any Restricted Payments made to permit the payment of interest on Subordinated Indebtedness or cash dividends on the Preferred Stock of KMG, CMHC or the Parent Company,"

                 (e) Article 1 of the Loan Agreement, Definitions, is hereby further modified and amended by adding the following after the definition of "CBC Preferred Stock":

                 "'CMHC' shall mean Chancellor Mezzanine Holdings Corporation, a Delaware corporation (formerly known as Evergreen Mezzanine Holdings Corporation), which, as of the Merger Date, shall own all of the issued and outstanding common stock of the Borrower, and which, no later than the Acquisition Date, shall own approximately ninety-six percent (96%) of the issued and outstanding common stock of the Borrower and all of the issued and outstanding Capital Stock of KMG.

                 "'CMHC Guaranty' shall mean that certain Guaranty dated no later than the Merger Date, issued by CMHC in favor of the Collateral Agent, in substantially the form attached hereto as Exhibit D."

                 (f) Article 1 of the Loan Agreement, Definitions, is hereby further modified and amended by deleting the definition of "EMHC" in its entirety.

                 (g) Article 1 of the Loan Agreement, Definitions, is hereby further modified and amended by adding the following sentence to the end of the definition of "Indebtedness":

         "Notwithstanding anything contained herein to the contrary, for Subsidiaries formed or acquired in connection with consummation of the Katz Acquisition, 'Indebtedness'





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         shall not include any deferred income or deferred rent to the extent that such amounts are required to be reflected on a Person's balance sheet as liabilities for accounting purposes."

                 (h) Article 1 of the Loan Agreement, Definitions, is hereby further modified and amended by adding the following definitions immediately after the existing definition of "Joint Purchase Agreement":

                 "'Katz Acquisition' shall mean the KMG Merger and a series of related transactions by which the KMC Merger is consummated and by which certain assets and liabilities of KMC (other than the KMC Subordinated Notes) are contributed to a newly-formed and wholly-owned Subsidiary of the Borrower.

                 "'KMC' shall mean Katz Media Corporation, a Delaware corporation, all of the issued and outstanding stock of which, immediately prior to the effective date of the merger of KMC with and into the Borrower, shall be owned by KMG.

                 "'KMC Merger' shall mean the merger of KMC with and into the Borrower, with the Borrower being the surviving corporation.

                 "'KMC Subordinated Notes' shall mean those certain 10- 1/2% Senior Subordinated Notes due 2007 issued by KMC in the original principal amount of $100,000,000, which, no later than the Acquisition Date, shall be assumed by the Borrower.

                 "'KMG' shall mean Katz Media Group, Inc., a Delaware corporation, which no later than the Acquisition Date, shall own approximately four percent (4%) of the issued and outstanding common stock of the Borrower.

                 "'KMG Guaranty' shall mean that certain Guaranty dated no later than the effective date of the KMG Merger, issued by KMG in favor of the Collateral Agent, in substantially the form attached hereto as Exhibit D- 2.

                 "'KMG Merger' shall mean the merger of Morris with and into KMG, with KMG being the surviving corporation, following the Acquisition by Morris of at least ninety percent (90%) of the issued and outstanding common stock of KMG pursuant to the terms and conditions of that certain Merger Agreement, dated as of July 14, 1997, among the Parent Company, Morris and KMG and that certain Tender Offer Statement on Schedule 14D-1, dated July 18, 1997.

                 "'KMG Pledge Agreement' shall mean that certain Stock Pledge Agreement dated no later than the effective date of the KMG Merger between KMG and the Collateral Agent, in substantially the form attached hereto as Exhibit H-3."

                 (i) Article 1 of the Loan Agreement, Definitions, is hereby further modified and amended by deleting the each reference to "EMHC" in the definition of "Merger" and by substituting the words "Evergreen Mezzanine Holdings Corporation" in lieu thereof.

                 (j) Article 1 of the Loan Agreement, Definitions, is hereby further modified and amended by adding the following definition after the definition of "Merger Date":





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                 "'Morris' shall mean Morris Acquisition Corporation, a
Delaware corporation."

                 (k) Article 1 of the Loan Agreement, Definitions, is hereby further modified and amended by adding the following definition after the definition of "Multiemployer Plan":

                 "'NCC' shall mean National Cable Communications, L.P., a Delaware limited partnership, of which fifty percent (50%) of the partnership interests therein shall be owned, as of the Acquisition Date, by a Subsidiary of KMG."

                 (l) Article 1 of the Loan Agreement, Definitions, is hereby further modified and amended by deleting the words "or EMHC" in clause
(a) of the definition of "Net Cash Proceeds" and by substituting the words "KMG or CMHC" in lieu thereof.

                 (m) Article 1 of the Loan Agreement, Definitions, is hereby further modified and amended by deleting the words "or EMHC" and by adding the words "KMG or CMHC" in the fourth and the fifteenth lines of the definition of "Net Proceeds."

                 (n) Article 1 of the Loan Agreement, Definitions, is hereby further modified and amended by deleting the definition of "Parent Company" in its entirety and by substituting the following in lieu thereof:

                 "'Parent Company' shall mean Chancellor Media Corporation, a Delaware corporation (formerly known as Evergreen Media Corporation), which, as of the Merger Date, owned all of the issued and outstanding Capital Stock of CMHC."

                 (o) Article 1 of the Loan Agreement, Definitions, is hereby further modified and amended by deleting "$5,000,000" and by substituting "$10,000,000" in the ninth line of the definition of "Permitted Guaranties".

                 (p) Article 1 of the Loan Agreement, Definitions, is hereby further modified and amended by deleting the definition of "Preferred Stock" and substituting the following in lieu thereof:

                 "'Preferred Stock' shall mean (a) the CBC Preferred Stock upon the assumption thereof by the Borrower or the Parent Company at any time on or after the Merger Date, (b) the Parent Company Preferred Stock and (c) any other preferred stock issued by the Parent Company, CMHC, KMG or the Borrower consistent with the terms and provisions of this Agreement."

                 (q) Article 1 of the Loan Agreement, Definitions, is hereby further modified and amended by deleting existing clause (i) of subsection (e) of the definition of "Pro Forma Fixed Charges" and by substituting the following in lieu thereof:

         "(i) to be used to pay cash dividends on any Preferred Stock or interest on the Indebtedness for Money Borrowed incurred by the Parent Company, CMHC, KMG or the Borrower,"





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                 (r)      Article 1 of the Loan Agreement, Definitions, is
hereby further modified and amended by adding the following after the existing definition of "Reportable Event":

                 "'Representation Agreement' shall mean any agreement now in effect or hereafter entered into between the Borrower or any of its Subsidiaries and owners and operators of electronic media (including, without limitation, radio and television stations, cable systems, interactive television projects, Internet and other on-line services) pursuant to which the Borrower or such Subsidiary sells advertising on such media, as such agreements may be amended, supplemented or otherwise modified from time to time."

                 (s) Article 1 of the Loan Agreement, Definitions, is hereby further modified and amended by deleting "the EMHC Guaranty" from the definition of "Security Documents" and by substituting "the CMHC Guaranty, the KMG Guaranty" in lieu thereof and by inserting "the KMG Pledge Agreement," immediately following "the Stock Pledge Agreement."

                 (t) Article 1 of the Loan Agreement, Definitions, is hereby further modified and amended by deleting the words "or EMHC" from clause
(b) of the definition of "Subordinated Indebtedness" and by substituting the words "KMG or CMHC" in lieu thereof.

                 (u) Article 1 of the Loan Agreement, Definitions, is hereby further modified and amended by adding the following after the last sentence in the definition of "Subsidiary":

         "Notwithstanding anything to the contrary contained in the foregoing, in the case of the Borrower and its Subsidiaries, the term 'Subsidiary' shall not include NCC."

                 (v) Article 1 of the Loan Agreement, Definitions, is hereby further modified and amended by deleting the words "and EMHC" from the eighth line of the definition of "Total Leverage Ratio" and by substituting ", KMG and CMHC" in lieu thereof.

                 (w) Article 1 of the Loan Agreement, Definitions, is hereby further modified and amended by deleting the existing definition of "Unrestricted Subsidiary" in its entirety and by substituting the following in lieu thereof:

                 "'Unrestricted Subsidiary' shall mean any Subsidiary or Subsidiaries of the Parent Company, other than CMHC, KMG, the Borrower and any Subsidiary of CMHC, KMG or the Borrower."

         2. Amendment to Section 2.3. Section 2.3 of the Loan Agreement is hereby modified and amended by deleting the words "and EMHC" from the eighteenth line of subsection (f), Applicable Margin, and by substituting the words ", CMHC and KMG" in lieu thereof.

         3. Amendment to Section 2.7. Section 2.7 of the Loan Agreement is hereby modified and amended by deleting subsection (b), Repayment from Issuance of Subordinated Indebtedness by Parent Company, EMHC or Borrower, in its entirety and by substituting the following in lieu thereof:





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                 "(b)     Repayment from Issuance of Subordinated Indebtedness
         by Parent Company, CMHC, KMG or Borrower. Fifty percent (50%) of the Net Proceeds of any Subordinated Indebtedness (other than Subordinated Indebtedness issued solely to refinance the CRBC Subordinated Indebtedness and which does not increase the principal amount thereof) issued by the Parent Company (to the extent such Subordinated Indebtedness is guaranteed by any of CMHC, KMG, the Borrower or any of the Borrower's Subsidiaries), CMHC, KMG or Borrower shall, on the date of receipt by the Parent Company, CMHC, KMG or Borrower be applied to the Obligations, and with respect to the Loans, such payment shall be applied, at the election of Borrower, to the Term Loan or the Revolving Loans or any combination thereof, and that in the case of repayment of the Revolving Loans, no permanent reduction of the Revolving Loan Commitment shall be required."

         4.      Amendments to Section 4.1.

                 (a) Section 4.1 of the Loan Agreement, Representations and Warranties, is hereby modified and amended by deleting the last sentence of subsection (e) and by substituting the following in lieu thereof:

         "The Borrower's Subsidiaries are engaged in the radio broadcasting and related businesses and, on or at any time after the Acquisition Date, in the business of representing radio and television stations, cable stations, interactive Internet service providers, other broadcasters, publishers and purveyors of publicly accessible media and other business media and marketing entities in the sale of advertising and programming."

                 (b) Section 4.1 of the Loan Agreement, Representations and Warranties, is hereby further modified and amended by adding the following after the word "Subsidiaries" in the twelfth line of subsection (u):

         "(other than with respect to the Capital Stock of Subsidiaries organized under the laws of jurisdictions outside of the United States, in which case, sixty-five percent (65%) of the Capital Stock of such Subsidiaries has been pledged to the Collateral Agent)"

         5. Amendment to Section 5.2. Section 5.2 of the Loan Agreement, Business; Compliance with Applicable Law, is hereby modified and amended by deleting clause (a) of the second sentence and by substituting the following in lieu thereof:

         "(a) (i) engage solely in the business of radio broadcasting and related businesses, (ii) on or at any time after the Acquisition Date, engage solely in the business of representing radio and television stations, cable stations, interactive Internet service providers, other broadcasters, publishers and purveyors of publicly accessible media and other business media and marketing entities in the sale of advertising and programming or (iii) engage solely in holding securities of radio broadcasting businesses and any Non-Core Businesses, as permitted by Section 7.6(g) and (h),"

         6.      Amendments to Section 5.12.

                 (a) Section 5.12 of the Loan Agreement, Covenants Regarding Formation of Subsidiaries and Acquisitions, is hereby modified and amended by inserting the words "or a





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Subsidiary of the Borrower organized under the laws of a jurisdiction outside of the United States" after the words "Divestiture Trust" in clause (a) thereof.

                 (b) Section 5.12 of the Loan Agreement, Covenants Regarding Formation of Subsidiaries and Acquisitions, is hereby further modified and amended by inserting the parenthetical "(unless such Subsidiary or Person is organized under the laws of a jurisdiction outside of the United States, in which case, sixty-five percent (65%) of the equity interests in such Subsidiary or Person shall be pledged in accordance herewith)" after the words "Subsidiary or Person" in clause (b).

         7.      Amendments to Section 7.1.

                 (a) Section 7.1 of the Loan Agreement, Indebtedness of the Borrower and its Subsidiaries, is hereby modified and amended by deleting the existing clause (b) from subsection (vii) and by substituting the following in lieu thereof:

         "(b) as of or at any time after consummation of the KMC Merger, the Subordinated Indebtedness evidenced by the KMC Subordinated Notes and
         (c) additional Subordinated Indebtedness (including unsecured, subordinated Guaranties issued by the Borrower or any of its Subsidiaries of Subordinated Indebtedness issued by the Parent Company, CMHC or KMG) in an aggregate principal amount not exceeding $600,000,000, and as of or at any time after consummation of the KMC Merger, not exceeding $500,000,000, in each case at any one time outstanding;"

                 (b) Section 7.1 of the Loan Agreement, Indebtedness of the Borrower and its Subsidiaries, is hereby further modified and amended by deleting "$5,000,000" from clause (ix) and by substituting "$10,000,000" therefor.

                 (c) Section 7.1 of the Loan Agreement, Indebtedness of the Borrower and its Subsidiaries, is hereby further modified and amended by inserting the following immediately prior to the period in subsection (ix) thereof:

         ";

                 "(x)     on or at any time after the Acquisition Date,
         liabilities in respect of Representation Agreements incurred by the Borrower or its Subsidiaries in the ordinary course of business; and

                 "(xi)    Taxes payable"

         8.      Amendments to Section 7.4.

                 (a) Section 7.4 of the Loan Agreement, Liquidation, Change in Ownership, Disposition of Assets, Change in Business of License Subs, is hereby modified and amended by deleting the words within the parentheses in subsection (a)(ii) and by substituting the following therefor: "(except a merger pursuant to the Merger Agreement, or the KMC Merger, or any merger or liquidation among the Borrower and one or more of its Subsidiaries, provided that the Borrower is the surviving corporation, or between or among two or more of the Subsidiaries of the Borrower)".





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
                 (b) Section 7.4 of the Loan Agreement, Liquidation, Change in Ownership, Disposition of Assets, Change in Business of License Subs, is hereby further modified and amended by adding the following immediately after the word "assets" in line three of subsection (b):

         "(other than termination, sale or other disposition of Representation Agreements in the ordinary course of business)"

                 (c) Section 7.4 of the Loan Agreement, Liquidation, Change in Ownership, Disposition of Assets, Change in Business of License Subs, is hereby further modified and amended by deleting the existing subsection (d) and by substituting the following therefor:

                 "(d)     as to the Borrower, issue any additional shares of
         common stock unless such shares are issued to CMHC, or to KMG in connection with the Katz Acquisition, and simultaneously pledged to the Collateral Agent, as appropriate, by CMHC pursuant the Stock Pledge Agreement or by KMG pursuant to the KMG Pledge Agreement."

         9. Amendment to Section 7.5. Section 7.5 of the Loan Agreement, Negative Pledges, is hereby modified and amended by deleting the words within the parentheses and by substituting the following therefor:

         "(excluding this Agreement, any Loan Document or any Capitalized Lease Obligations with respect to property leased thereunder or purchase money security interests permitted by clause (i) of the definition of 'Permitted Liens' or the organizational documents and partnership agreement of NCC)"

         10.     Amendments to Section 7.6.

                 (a) Section 7.6 of the Loan Agreement, Investments, Acquisitions and Asset Swaps, is hereby modified and amended by deleting the existing subsection (b) and substituting the following in lieu thereof:

                 "(b)     The Borrower and its Subsidiaries may make
         intercompany loans to, and other Investments in, the Borrower or any of its Subsidiaries which are parties to the Subsidiary Guaranty;"

                 (b) Section 7.6 of the Loan Agreement, Investments, Acquisitions and Asset Swaps, is hereby further modified and amended by adding a new clause (v) in subsection (c) which shall read as follows:

         "(v)    The Borrower may consummate the Katz Acquisition."

                 (c) Section 7.6 of the Loan Agreement, Investments, Acquisitions and Asset Swaps, is hereby further modified and amended by adding the following phrase immediately after the parenthetical in the fourth line of subsection (h):

         ", together with the aggregate purchase price of any Acquisitions permitted under Section 7.6(i),"





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
                 (d) Section 7.6 of the Loan Agreement, Investments, Acquisitions and Asset Swaps, is hereby further modified and amended by the addition of a new subsection (i) which shall read as follows:

                 "(i)     the Borrower and any of its Subsidiaries may make
         Acquisitions of any businesses engaged in Non-Core Businesses, provided that the sum of (x) the aggregate purchase price of all such Acquisitions and (y) the aggregate market value of all securities permitted to be purchased under Section 7.6(h) (measured as of the date of purchase), shall not exceed $150,000,000 at any one time outstanding or such greater amount as may be approved in writing by the Required Lenders;"

                 (e) Section 7.6 of the Loan Agreement, Investments, Acquisitions and Asset Swaps, is hereby further modified and amended by the addition of a new subsection (j) which shall read as follows:

                 "(j)     the Borrower and any of its Subsidiaries may make
         Investments in Subsidiaries of the Borrower which are not parties to the Subsidiary Guaranty and in NCC and other Investments acquired as part of the Katz Acquisition, provided that the aggregate amount of all such Investments, when added to the aggregate amount of Restricted Payments and Restricted Purchases permitted to be made under Section 7.7(b), shall not exceed the total amount of Restricted Payments and Restricted Purchases permitted to be made under Section 7.7(b)."

         11.     Amendments to Section 7.7.

                 (a) Section 7.7 of the Loan Agreement, Restricted Payments and Purchases, is hereby modified and amended by deleting the word "EMHC" in the second line of subsection (a) and by substituting the words "KMG or CMHC" in lieu thereof.

                 (b) Section 7.7 of the Loan Agreement, Restricted Payments and Purchases, is hereby modified and amended by deleting the existing subsection (b) and by substituting the following in lieu thereof:

         "(b) the Borrower and the Borrower's Subsidiaries may make Restricted Payments and Restricted Purchases for or in connection with the repayment, prepayment, repurchase or redemption of any of the Borrower's, CMHC's, KMG's or the Parent Company's equity or debt securities (including warrants for the purchase of such equity or debt securities), plus Investments under Section 7.6(j) hereof, plus other Restricted Payments and Restricted Purchases during the term of this Agreement (in addition to amounts paid pursuant to Section 7.7(a) above), in an aggregate amount not to exceed at any time during the term of this Agreement the sum of (i) to the extent that such sums have been contributed at any time from and after the Agreement Date as equity to the Borrower, up to $100,000,000 in proceeds of an offering of common or preferred stock of the Parent Company or any of its Subsidiaries, plus (ii) up to an additional $170,000,000, provided that such amount is used to repurchase, redeem, repay or refinance any preferred stock or bridge indebtedness issued by CBC, CRBC, the Borrower, CMHC or the Parent Company subsequent to the Agreement Date but prior to the Merger Date, plus (iii) for Restricted Payments or Restricted Purchases made in connection with consummation of the Katz Acquisition in an amount not to exceed $160,000,000, plus (iv) the Broadcast Cash Flow for the





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
         twelve-month period immediately preceding the proposed payment or measurement date, provided, however, that any Restricted Payment or Restricted Purchase made under and in compliance with this Section 7.7(b) in any twelve- month period shall not cause a Default solely as a result of a decrease in such Broadcast Cash Flow during any subsequent twelve-month period;"

                 (c) Section 7.7 of the Loan Agreement, Restricted Payments and Restricted Purchases, is hereby further modified and amended by providing that the payments permitted to be made under subsections (c), (d) and
(e) may be made directly to the Parent Company, or may be made to either CMHC or KMG for such Person's own use for such purpose or for distribution by such Person to the Parent Company.

         12. Amendment to Section 7.8. Section 7.8 of the Loan Agreement, Leverage Ratio, is hereby modified and amended by deleting the word "EMHC" in the last sentence thereof and by substituting "CMHC, KMG" in lieu thereof, and by adding a new clause (d) to the parenthetical, which shall read as follows:

         "(d) or assumed in connection with the consummation of the Katz Acquisition in an amount not to exceed $100,000,000"

         13.     Amendments to Section 8.1.

                 (a) Section 8.1(e) of the Loan Agreement, Events of Default, is hereby modified and amended by deleting the existing subsection
(ii) thereof and by substituting the following therefor:

         "(ii) the Parent Company shall cease to own all of the issued and outstanding common stock of CMHC; (iii) CMHC shall cease to own all of the issued and outstanding common stock of KMG; (iv) CMHC and KMG together shall cease to own all of the issued and outstanding common stock of the Borrower; or (v) CMHC shall cease to own at least ninety percent (90%) of the issued and outstanding common stock of the Borrower;"

                 (b) Sections 8.1(f), (g), (h), (j) and (m) of the Loan Agreement shall be amended to change the reference therein to "EMHC" to "CMHC" and to include KMG with the same effect as the references therein to CMHC and the Parent Company.

                 (c) Section 8.1(o) of the Loan Agreement, Events of Default, is hereby modified and amended by deleting the section in its entirety and by substituting the following therefor:

                 "(o)     CMHC shall breach the CMHC Guaranty or the Stock
         Pledge Agreement, KMG shall breach the KMG Guaranty or the KMG Pledge Agreement or the Parent Company shall breach the Parent Company Pledge Agreement."

         14. Amendment to Exhibit D. Exhibit D to the Loan Agreement, Form of EMHC Guaranty, is hereby modified and amended (A) by deleting all references to "EMHC" therein and by substituting "CMHC" in lieu thereof, (B) to the extent necessary to reflect that, as of the effective date of the KMG Merger, CMHC shall own approximately ninety-six percent (96%) of the issued and outstanding common stock of the Borrower and (C) by the addition of Exhibit D-2, Form of KMG Guaranty, attached hereto as Exhibit D-2 to the Loan Agreement.

         15. Amendment to Exhibit H. Exhibit H-1 to the Loan Agreement, Form of Stock Pledge, is hereby modified and amended by deleting the existing Exhibit H-1 in its entirety and substituting Exhibit H-1 attached hereto in lieu thereof and by the addition of Exhibit H-3, Form of KMG Pledge Agreement, attached hereto as Exhibit H-3 to the Loan Agreement.

         16. No Other Amendments or Waivers. Except for the amendments set forth above, the text of the Loan Agreement and the other Loan Documents shall remain unchanged and in full force and effect, and the Lenders and the Administrative Agent expressly reserve the right to require strict compliance with the terms of the Loan Agreement and the other Loan Documents.

         17. Effectiveness; Conditions Precedent. Upon execution of this Amendment by the Required Lenders, the provisions of this Amendment shall be effective subject only to the prior fulfillment of each of the following conditions:

                 (a) The representations and warranties of the Borrower under the Loan Agreement and of other obligors under the other Loan Documents shall be true and correct as of the date hereof, and no Default or Event of Default shall exist as of the date hereof; and

                 (b) The Administrative Agent's receipt of all such other certificates, reports, statements, or other documents as the Administrative Agent, any Managing Agent, or any Lender may reasonably request.

         18.     Conditions Subsequent.   As a condition subsequent to the
effectiveness of this Amendment and not later than the date on which the KMG Merger shall be consummated, the Borrower shall perform or shall cause to be performed the following (the failure by the Borrower to so perform or cause to be performed constituting an Event of Default):

                 (a) satisfactory completion of the consent solicitation with respect to holders of the KMC Subordinated Notes;

                 (b) KMG shall execute and deliver to the Collateral Agent the KMG Guaranty;

                 (c) CMHC shall execute and deliver to the Collateral Agent the Stock Pledge Agreement, together with all of the shares of stock of the Borrower and of KMG pledged thereunder and appropriate stock powers executed in blank;

                 (d) KMG shall execute and deliver to the Collateral Agent the KMG Pledge Agreement, together with all of the shares of stock of the Borrower pledged thereunder and appropriate stock powers executed in blank; and

                 (e) the Borrower and its Subsidiaries, as appropriate, shall execute and deliver to the Collateral Agent any other certificates, documents, instruments or other agreements requested by the Collateral Agent with respect to KMG or any Subsidiary of the Borrower formed or acquired in connection with the Katz Acquisition, including, without limitation, an amendment to the Borrower Pledge Agreement, supplements to the Subsidiary Guaranty, supplements to the Subsidiary Pledge Agreement and Subsidiary Loan Certificates.

         19. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

         20. Governing Law. This Amendment shall be deemed to be made pursuant to the laws of the State of New York with respect to agreements made and to be performed wholly in the State of New York and shall be construed, interpreted, performed and enforced in accordance therewith.

         21. Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes under the Loan Agreement.


               [Remainder of this page intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers or representatives to execute and deliver this Amendment as of the day and year first above written.


BORROWER:                                 CHANCELLOR MEDIA CORPORATION OF
                                          LOS ANGELES, a Delaware corporation


                                          By:
                                                  ----------------------------
                                                  Name:
                                                        ----------------------
                                                  Its:  Chief Financial Officer

                                                  Attest:
                                                          --------------------
                                                           Name:
                                                                 -------------
                                                           Its:  Vice President


ADMINISTRATIVE AGENT:                     TORONTO DOMINION (TEXAS), INC., a
                                          Delaware corporation

                                          By:
                                                  ----------------------------
                                                  Name:
                                                        ----------------------
                                                  Its:  Vice President



COLLATERAL AGENT:                         TORONTO DOMINION (TEXAS), INC., a
                                          Delaware corporation

                                          By:
                                                  ----------------------------
                                                  Name:
                                                        ----------------------
                                                  Its:  Vice President



ISSUING BANK:                             THE TORONTO-DOMINION BANK


                                          By:
                                                  ----------------------------
                                                  Name:
                                                        ----------------------
                                                  Its:  Manager


                   [SIGNATURES CONTINUE ON FOLLOWING PAGE]





THIRD AMENDMENT TO EVERGREEN LOAN AGREEMENT
Signature Page 1

MANAGING AGENTS                               TORONTO DOMINION (TEXAS), INC., a
AND LENDERS:                                  Delaware corporation


                                              By:
                                                   ---------------------------
                                                   Name:
                                                          --------------------
                                                   Its:  Vice President


                                              THE BANK OF NEW YORK


                                              By:
                                                   ---------------------------
                                                   Name:
                                                          --------------------
                                                   Its: Vice President


                                              NATIONSBANK OF TEXAS, N.A.


                                              By:
                                                   ---------------------------
                                                   Name:
                                                          --------------------
                                                   Its: Senior Vice President


                                              UNION BANK OF CALIFORNIA


                                              By:
                                                   ---------------------------
                                                   Name:
                                                          --------------------
                                                   Its: Vice President


                                              BANKERS TRUST COMPANY


                                              By:
                                                   ---------------------------
                                                   Name:
                                                          --------------------
                                                   Its: Vice President


                                              MERRILL LYNCH SENIOR FLOATING
                                              RATE FUND, INC.


                                              By:
                                                   ---------------------------
                                                   Name:
                                                          --------------------
                                                   Its: Authorized Signatory


                   [SIGNATURES CONTINUE ON FOLLOWING PAGE]





THIRD AMENDMENT TO EVERGREEN LOAN AGREEMENT
Signature Page 2

                                           VAN KAMPEN AMERICAN CAPITAL PRIME
                                           RATE INCOME TRUST


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its:  Senior Vice President
                                                         & Director


                                           BANK OF AMERICA NT&SA

                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Vice President


                                           BANKBOSTON, N.A.


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Director


                                           BANQUE PARIBAS, LOS ANGELES AGENCY


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Vice President


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Group Vice President


                                           BARCLAYS BANK PLC


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Associate Director





                   [SIGNATURES CONTINUE ON FOLLOWING PAGE]





THIRD AMENDMENT TO EVERGREEN LOAN AGREEMENT
Signature Page 3

                                           COMPAGNIE FINANCIERE DE CIC ET DE
                                           L'UNION EUROPEENNE


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Vice President


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Vice President


                                           CREDIT LYONNAIS, NEW YORK BRANCH

                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Vice President


                                           CREDIT SUISSE FIRST BOSTON


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Director


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Vice President


                                           THE DAI-ICHI KANGYO BANK, LTD.


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Vice President


                                           KEY CORPORATE CAPITAL INC.


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Vice President


                   [SIGNATURES CONTINUE ON FOLLOWING PAGE]





THIRD AMENDMENT TO EVERGREEN LOAN AGREEMENT
Signature Page 4

                                           SOCIETE GENERALE


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Vice President


                                           BANK OF MONTREAL


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Senior Vice President


                                           CORESTATES BANK, N.A.


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Vice President


                                           FLEET NATIONAL BANK


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Assistant Vice President


                                           THE FUJI BANK, LIMITED, HOUSTON
                                           AGENCY


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Vice President & Manager


                                           THE LONG-TERM CREDIT BANK OF JAPAN,
                                           LIMITED, NEW YORK BRANCH


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Joint General Manager



                   [SIGNATURES CONTINUE ON FOLLOWING PAGE]





THIRD AMENDMENT TO EVERGREEN LOAN AGREEMENT
Signature Page 5

                                           MELLON BANK, N.A.


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Vice President


                                           PNC BANK, NATIONAL ASSOCIATION


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Vice President


                                           SANWA BANK LIMITED


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Vice President


                                           THE BANK OF NOVA SCOTIA


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its:  Authorized Signatory


                                           THE SUMITOMO BANK, LTD.


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Vice President and
                                                        Manager


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Vice President





                   [SIGNATURES CONTINUE ON FOLLOWING PAGE]





THIRD AMENDMENT TO EVERGREEN LOAN AGREEMENT
Signature Page 6

                                           SUNTRUST BANK, CENTRAL FLORIDA, N.A.


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Vice President


                                           ABN-AMRO BANK, N.V. - HOUSTON AGENCY


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Vice President


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Group Vice President


                                           DRESDNER BANK AG, NEW YORK BRANCH


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Assistant Treasurer


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Vice President


                                           SUMMIT BANK


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Vice President


                                           THE TOKAI BANK, LIMITED


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Assistant General
                                                   Manager


                   [SIGNATURES CONTINUE ON FOLLOWING PAGE]





THIRD AMENDMENT TO EVERGREEN LOAN AGREEMENT
Signature Page 7

                                           UNION BANK OF SWITZERLAND, NEW YORK
                                           BRANCH


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its:
                                                         ---------------------

                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its:
                                                         ---------------------

                                           WELLS FARGO BANK (TEXAS), NATIONAL
                                           ASSOCIATION


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Banking Officer


                                           BANK OF IRELAND


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Account Manager


                                           CAISSE NATIONALE DE CREDIT AGRICOLE


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its:  Senior Vice President/
                                                         Branch Manager


                                           CRESTAR BANK


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Vice President





                   [SIGNATURES CONTINUE ON FOLLOWING PAGE]





THIRD AMENDMENT TO EVERGREEN LOAN AGREEMENT
Signature Page 8

                                           MERITA BANK, LTD., NEW YORK BRANCH


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Vice President


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Vice President


                                           NATIONAL CITY BANK


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Vice President


                                           THE ROYAL BANK OF SCOTLAND PLC


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Vice President


                                           RIGGS BANK, N.A.


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Vice President


                                           THE SUMITOMO TRUST & BANKING CO.,
                                           LTD., NEW YORK BRANCH


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Senior Vice President





                   [SIGNATURES CONTINUE ON FOLLOWING PAGE]





THIRD AMENDMENT TO EVERGREEN LOAN AGREEMENT
Signature Page 9

                                           THE YASUDA TRUST AND BANKING CO.,
                                           LTD.


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Senior Vice President



                                           NATIONAL BANK OF CANADA


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Vice President


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Assistant Vice President


                                           CITY NATIONAL BANK


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Senior Vice President


                                           SENIOR DEBT PORTFOLIO


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its:
                                                        ----------------------


                                           BANK OF SCOTLAND


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its:
                                                        ----------------------




                   [SIGNATURES CONTINUE ON FOLLOWING PAGE]





THIRD AMENDMENT TO EVERGREEN LOAN AGREEMENT
Signature Page 10

                                           BANQUE FRANCAISE DU COMMERCE
                                           EXTERIEUR


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its:
                                                        ----------------------


                                           HELLER FINANCIAL, INC.


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its:
                                                        ----------------------


                                           GOLDMAN SACHS CREDIT PARTNERS, L.P.


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its:
                                                        ----------------------


                                           BEAR STEARNS INVESTMENT PRODUCTS,
                                           INC.


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its:
                                                        ----------------------



                                           GULF INTERNATIONAL BANK B.S.C.


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its:
                                                        ----------------------


                                           LEHMAN COMMERCIAL PAPER, INC.


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its:
                                                        ----------------------





THIRD AMENDMENT TO EVERGREEN LOAN AGREEMENT
Signature Page 11

                                           BZW


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its:
                                                        ----------------------


                                           THE CHASE MANHATTAN BANK


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its:
                                                        ----------------------


                                           THE INDUSTRIAL BANK OF JAPAN, LIMITED


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its:
                                                        ----------------------


                                           THE MITSUBISHI TRUST AND BANKING
                                           CORPORATION

                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its:
                                                        ----------------------


                                           CITIBANK, N.A.


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its:
                                                        ----------------------


                                           FIRST UNION NATIONAL BANK


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its:
                                                        ----------------------





THIRD AMENDMENT TO EVERGREEN LOAN AGREEMENT
Signature Page 12

                                           OCTAGON CREDIT INVESTORS LOAN
                                           PORTFOLIO (a unit of The Chase
                                           Manhattan Bank)


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its:
                                                        ----------------------


                                           KZH-ING-1 CORPORATION


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its:
                                                        ----------------------


                                           PARIBAS CAPITAL FUNDING LLC


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its:
                                                        ----------------------


                                           PRIME INCOME TRUST


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its:
                                                        ----------------------


                                           CYPRESSTREE INVESTMENT MANAGEMENT,
                                           INC.


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its:
                                                        ----------------------


                                           FIRSTRUST


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its:
                                                        ----------------------





THIRD AMENDMENT TO EVERGREEN LOAN AGREEMENT
Signature Page 13

                                           COMMERCIAL LOAN FUNDING TRUST I


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its:
                                                        ----------------------


                                           GENERAL ELECTRIC CAPITAL CORPORATION


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its:
                                                        ----------------------


                                           COMMERZBANK AG, NEW YORK BRANCH


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its:
                                                        ----------------------





THIRD AMENDMENT TO EVERGREEN LOAN AGREEMENT
Signature Page 14